Exhibit 99

Exhibit 99

Leucadia National Corporation

October 2013

Notes on Forward Looking Statements

This document contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about our future and statements that are not historical facts. These forward looking statements are usually preceded by the words “expect,” “intend,” “may,” “will,” or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products. Forward looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in our forward looking statements is contained in reports we file with the SEC. You should read and interpret any forward looking statement together with reports we file with the SEC.

Leucadia / October 2013

i

Table of Contents

Leucadia Overview 1

Leucadia Leverage, Liquidity and Balance Sheet Parameters 8

Leucadia Businesses 14

Jefferies 15

National Beef 21

Berkadia 25

Garcadia 28

Other Businesses 30

Appendix 32

Leucadia / October 2013

ii

Leucadia Overview

Leucadia / October 2013

Executive Summary

Leucadia – Jefferies merger closed on March 1, 2013

Leucadia’s parent company balance sheet remains highly liquid and cash-rich

Parent company debt of $553.5 MM (1) (adjusted for $401.9 MM August 2013 debt maturities)

Available parent company cash and investments of $2.2 billion (1) (46% (2) of common equity excluding Jefferies)

At 12/31/12, Leucadia had Federal income tax NOLs of $3.6 billion that can be used to offset future U.S. pre-tax income

Potential tax savings of $1.2 billion reflected on the balance sheet as a component of the net Deferred Tax Asset

Leucadia’s historic business units continue to perform well and generate substantial cash flow

National Beef, Berkadia, Garcadia, Premier Entertainment, Conwed Plastics and Idaho Timber have generated significant operating cash flow over past 12 months

$228 million of cash flow from operating activities of subsidiaries (excluding Jefferies) and investee cash distributions for the LTM period ended 06/30/13 (3)

Jefferies continues to operate in a manner consistent with its historical business model and remains a client-focused, conservatively capitalized and full-service global investment banking firm

Leucadia continues to pursue compelling value opportunities, consistent with its track record established over more than three decades as one of the world’s leading long-term investors

Investment criteria are consistent with the disciplined approach to risk that Leucadia has publicly affirmed

(1) Adjusted for August 15, 2013 maturity and repayment of 7.75% Senior Notes ($94.5 million) and 7% Senior Notes ($307.4 million).

(2) Reflects parent company available cash and investments adjusted for August 2013 maturities, divided by $4,864.0 million (Leucadia book value of $10,023.6 million less book value of Jefferies Group LLC of $5,159.6 million).

(3) Includes 06/30/13 LTM cash flow from operating activities from National Beef ($87 million), Premier Entertainment ($27 million) and Manufacturing (Conwed Plastics and Idaho Timber) ($21 million), and 06/30/13 LTM cash distributions from Berkadia ($58 million) and Garcadia ($35 million).

Leucadia / October 2013

Leucadia Overview

- Following the March 1, 2013 merger of Leucadia and Jefferies, Leucadia has common equity of approximately $10 billion, including the following:
  - Jefferies – $5.2 billion
  - Parent Company Cash and Investments – $2.6 billion
  - Deferred Tax Asset – $1.3 billion (1)
    - Over time, Deferred Tax Asset will be realized as cash as it offsets taxable income of Jefferies and Leucadia's other businesses
  - Other Businesses and Assets, net – $2.0 billion



Leucadia National Common Equity: $10.0 billion
Jefferies $5.2 billion
Other Businesses and Assets, net $2.0 billion
National Beef (Value-added Beef and Leather Processing)
Premier Entertainment (Hotel & Gaming)
Berkadia (Full-Service Middle-market Mortgage Banking)
Garcadia (Auto Retail & Services)
Linkem (Italian Broadband Company)
Conwed (Plastic Netting Solutions)
Idaho Timber (Wood Products)
Real Estate / HomeFed
Parent Company Cash & Investments $2.6 billion
Deferred Tax Asset (1) $1.3 billion
Less: Parent Company Debt ($955.4 MM)
Less: Convertible Preferred ($125.0 MM)

Note: Dollar amounts reflect book value as of 06/30/13.
(1) Excludes Jefferies Net Deferred Tax Asset of $523.4 million.

Leucadia / October 2013 3

Book Value per Share Growth Since 1990

Leucadia – Book Value per Share Growth Since 1990

$32.00 28.53

27.67 27.51

25.03 25.24

$24.00

16.95 18.00 17.93

12.4%CAGR

$16.00

9.73 9.97 8.58 10.0510.50 11.22

$8.00 5.43 5.24 6.16 6.17 6.59 7.26 7.21

1.97 2.65 3.69

$0.00

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q2

(1)

2013

Jefferies – Book Value per Share Growth Since 1990

$20.00

16.35 16.90

$15.00 13.2214.1512.9613.87 14.43

11.07

$10.00 9.07

14.2%CAGR

7.40

5.27 5.83

$5.00 3.94 4.13 4.64

0.91 1.07 1.30 1.59 1.82 2.07 2.36 2.99

$0.00

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Note: Book value per share figures are split-adjusted.

(1) Reduction in book value per share reflects special 1999 dividend payments totaling $811.9 million, or $4.53 per share.

Leucadia / October 2013

Total Shareholder Return

CAGR (%)

20.0%

17.1%

15.0%

13.4%

12.0%

10.0%

10.5%

10.0%

9.0%

9.3%

5.0% Leucadia Jefferies(1) S&P Dow (2) 3000 Russell Leucadia Jefferies(1) 4.5%

500(2) Jones(2) 3.6%

2.9%

S&P Dow Russell

500(2) Jones(2) 3000(2)

0.0%

January 1, 1990 – September 30, 2013 January 1, 2000 – September 30, 2013

Source: Bloomberg.

Note: Leucadia total shareholder return includes all split-adjusted regular dividends, as well as split-adjusted 1999 special cash dividend and shares from both HomeFed and Crimson Wine spin-outs. Jefferies total shareholder return includes all split-adjusted regular dividends, as well as split-adjusted 1999 special cash dividend and shares from ITG spin-out.

(1) Through February 28, 2013.

(2) Reflects SPXT, DJITR and RU30INTR total return indices.

Leucadia / October 2013

Liquidity Events – Last Four Quarters

Leucadia has generated over $2 billion of proceeds over the last four quarters:

Fortescue Metals note redemption and stock sale (July and October 2012): $868 million

Inmet Mining merger consideration (March 2013): $732 million, including $340 million of First Quantum stock

Mueller stock sale (September 2012): $427 million

Keen Energy sale (October 2012): $128 million plus $40 million note

TeleBarbados sale (September 2012): $28 million

Leucadia / October 2013

Long-Term Strategy – Compelling Value in Sectors We Understand

Financial Services

Jefferies

Berkadia

Asset Management

Auto Retail – Garcadia

Agribusiness – National Beef

Project Development

Gasification

Oregon Liquefied Natural Gas

Real Estate

HomeFed

Energy, Metals and Mining, Consumer, Healthcare, Industrial, Media and Telecom

Leucadia / October 2013

Leucadia Leverage, Liquidity and Balance Sheet Parameters

Leucadia / October 2013

Leucadia Balance Sheet – June 30, 2013

($ Millions)

Key Points Balance Sheet @ 06/30/13 (Not Adjusted for Recent Debt Maturities)

Assets:

Total Assets: $46.2 Bn Cash & Cash Equivalents 3,553.6

Total Equity: $10.0 Bn Cash & Securities Segregated 3,056.1

Financial Instruments Owned 17,934.4

Investments in Managed Funds 55.1

Loans to and Investments in Associated Companies 992.0

Parent Company Debt: $955.4 MM

Securities Borrowed 5,357.7

Parent Company Available Cash and Securities Purchased Under Agreements to Resell 3,467.6

Investments: $2.6 Bn Securities Received as Collateral 36.2

Receivables from Brokers, Dealers and Clearing Organizations 3,314.3

Receivables from Customers of Brokerage Operations 1,188.3

Property, Equipment and Leasehold Improvements, net 930.5

Intangible Assets, net 1,059.9

Goodwill 1,722.5

Deferred Tax Assets, net 1,839.9

Other Assets 1,671.1

Total Assets $ 46,179.3

Liabilities & Shareholders' Equity:

Trading Liabilities 6,771.8

Securities Loaned 2,679.2

Securities Sold Under Agreements to Repurchase 9,612.1

Other Secured Financings 227.3

Obligation to Return Securities Received as Collateral 36.2

Payables to Brokers, Dealers and Clearing Organizations 2,002.9

Payables to Customers of Brokerage Operations 5,425.3

Trade Payables, Expense Accruals and Other Liabilities 1,493.3

Long-term Debt 7,559.5

Total Liabilities $ 35,807.6

Redeemable Noncontrolling Interests in Subsidiary 213.6

Mandatorily Redeemable Convertible Preferred Shares 125.0

Noncontrolling Interest 9.5

Shareholders' Equity 10,023.6

Total Liabilities and Shareholders' Equity $ 46,179.3

Leucadia / October 2013

Liquid Assets Overview

Leucadia has available parent company cash and investments of $2.6 billion, considerably in excess of its $955.4 MM parent company debt

Parent Company Available Cash and Investments of $2.6 billion

Parent Company Liquid Assets / Parent Company Debt: 2.7x

Leucadia’s existing parent company debt matures by 2015

2013: $402 MM (matured and repaid in August 2013)

2014: $98 MM (convertible bond)

2015: $459 MM

Leucadia / October 2013

Ongoing Annual Cash-Flow

Leucadia’s significant business units (not including Jefferies) provided cash flow from operating activities of subsidiaries and investee cash distributions aggregating ~$228 MM for the last twelve months ended June 30, 2013:

FYE LTM

($ Millions) 12/31/12 06/30/13

Cash Flow from Operating Subsidiaries and Investee Cash Distributions:

National Beef 141 87

Berkadia 73 58

Garcadia 30 35

Premier Entertainment 28 27

Manufacturing (Conwed Plastics and Idaho Timber) 27 21

Total Cash Flow from Operating Subsidiaries and Investee Cash Distributions $ 299 $ 228

Leucadia / October 2013

Balance Sheet Parameters

Leucadia targets specific concentration, liquidity and leverage principles

Concentration: Leucadia’s single largest equity investment (currently National Beef) will be no greater than 20% of book value (excluding Jefferies), and no other individual investment will be greater than 10% of book value (excluding Jefferies) at time of investment

BV @% of

($ Millions) 06/30/13 BV excl. JEF

National Beef 877.0 18.0%

First Quantum, net of tax 256.0 5.3%

Top-2 Investments $ 1,133.0 23.3%

Book Value (excl. Jefferies) $ 4,864.0

Liquidity: Leucadia targets a minimum parent liquid assets / parent debt ratio >1.0x (current ratio of 2.7x)

As of

($ Millions) 06/30/13

Parent Company Available Cash and Investments $ 2,622.5

Parent Company Debt 955.4

Parent Company Available Cash and Investments / Parent Company Debt 2.7x

Leucadia / October 2013

Balance Sheet Parameters

Leucadia targets specific concentration, liquidity and leverage principles

Leverage: Leucadia targets a maximum parent debt / equity ratio <0.5x in a stressed scenario

Stressed scenario assumes total impairment of Leucadia’s two largest investments (excluding Jefferies)

As of

($ Millions) 06/30/13

Total Equity 10,023.6

Less: Investment in Jefferies(5,159.6)

Equity (excluding Jefferies) $ 4,864.0

Less: National Beef(877.0)

Less: First Quantum, net of tax(256.0)

Stressed Equity (excluding Jefferies) $ 3,731.0

Less: Deferred Tax Asset (excluding Jefferies Deferred Tax Asset)(1,316.5)

Stressed Equity (excluding Deferred Tax Asset) $ 2,414.5

Parent Company Debt $ 955.4

Parent Company Debt / Stressed Equity 0.26x

Parent Company Debt / Stressed Equity (excluding Deferred Tax Asset) 0.40x

Leucadia / October 2013

Leucadia Businesses

Leucadia / October 2013

Jefferies

Jefferies

Leucadia / October 2013

Jefferies – Overview

Full Service Capital Markets Platform: expertise and depth across equities, fixed income, commodities and investment banking

Client-Focused: providing investor and issuer clients with the highest quality advice and execution

Global Footprint: sales & trading and investment banking presence across the United States, Europe and Asia

Strong, Stable Foundation: robust long-term capital base, comparatively low leverage and free from dependence upon government support

Positioned to Seize Market Share: having broadened our product offering and hired additional key talent during the downturn, Jefferies is growing rapidly

Leucadia / October 2013

Jefferies – A Full Service Investment Bank

Jefferies offers clients advice and execution across all major products and markets globally

Jefferies

Investment

Equities Fixed Income Jefferies Bache Banking

Cash Electronic Investment Leveraged Equity Capital

Listed Futures Base Metals Consumer Energy

Equities Trading Grade Credit Markets

Prime

Brokerage / Emerging Precious Foreign Leveraged

Derivatives MBS / ABS Financials Healthcare

Securities Markets Metals Exchange Finance

Finance

Metals & Mergers &

ETFs Converts Rates / Repos Municipals Research Industrials Mining Acquisitions

Wealth Real Estate, Technology,

Management Research ETFs Research Gaming & Media & Restructuring

Lodging Telecom

Financial Public

Sponsors Finance

Leucadia / October 2013

Jefferies – Financial Performance

Financial Summary

Predecessor Successor

11 Months

Fiscal Year Fiscal Year Fiscal Year Fiscal Six Months Ending,

(Amounts in $ Millions) 2010 2011 2012 Q1 2013 08/31/13

Equities $ 557 $ 594 $ 642 $ 167 $ 292

Fixed Income 728 715 1,190 337 246

Sales and Trading 1,285 1,309 1,833 504 539

Equity 126 187 194 61 110

Debt 347 385 456 141 254

Capital Markets 474 572 650 202 364

Advisory 417 550 476 86 233

Investment Banking 890 1,123 1,126 288 596

Asset Management and Other 17 118 (1) 40 (1) 11 24

Net Revenues $ 2,192 $ 2,549 $ 2,999 $ 803 $ 1,160

Earnings Before Income Taxes 397 419 492 139 89

Net Earnings to Common Shareholders / Jefferies

Group LLC 224 285 282 80 51

Adjusted Net Revenues – 2,476 (2) 2,990 (2) – –

Adjusted Earnings Before Income Taxes – 366 (2) 523 (2) – –

Adjusted Net Earnings to Common Shareholders – 232 (2) 302 (2) – –

(1) Other includes debt extinguishment gains and bargain purchase gains of $13.2 million in Fiscal Year 2012 and $73.6 million in Fiscal Year 2011.

(2) The selected financial information for the year ended November 30, 2012 and year ended November 30, 2011 are non-GAAP financial measures. See page 36 in the appendix for a reconciliation to GAAP figures.

Leucadia / October 2013

Jefferies – Net Revenues & Net Income Since 1990

Jefferies

- With the exception of our results during the global financial crisis in 2007-2008, Jefferies has not had a single loss quarter dating back to 1990
- Jefferies raised $433 million of equity from Leucadia in 2008, more than mitigating the impact of the operating loss

Net Revenues


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
144
180
222
301
274
365
479
570
515
544
617
670
675
830
1,058
1,205
1,457
1,568
1,014
2,163
2,192
2,476
2,990
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011(1)
2012(2)

Net Earnings to Common Shareholders


$400
$200
$0
($200)
($400)
($600)
7
10
19
29
20
29
44
64
70
62
55
60
63
84
131
157
206
145
(427)(3)
(541)
275
224
232
302
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011(1)
2012(2)

(1) The selected financial information for the year ended November 30, 2011 are non-GAAP financial measures. See page 36 in the appendix for a reconciliation to GAAP amounts.
(2) The selected financial information for the year ended November 30, 2012 are non-GAAP financial measures. See page 36 in the appendix for a reconciliation to GAAP amounts.
(3) Includes post-tax losses of $427 million related to the modification of the terms of Jefferies' employee stock awards in Q4 2008, such that previously granted awards were written off and current year employee stock compensation awards were expensed in the year in which service was provided, and costs associated with the restructuring activities in the fourth quarter of 2008.

Leucadia / October 2013 19

Jefferies – Recent Developments

Jefferies continues to win market share and is consistently profitable

Investment Banking revenues underline the quality and durability of Jefferies’ platform

Solid growth in Equities revenues (new senior leadership)

Durable Fixed Income, Commodities and Currencies platforms

Continued emphasis on earnings growth through increased employee productivity

Jefferies’ full service capabilities and momentum outside the U.S. present a significant growth opportunity

In September 2013, performance returned to more normal levels

Client flows have been stronger and results have markedly improved

Investment Banking backlog at an all-time high

Capital markets activity remains robust

M&A activity remains strong following an active summer

Leucadia / October 2013

National Beef

Leucadia / October 2013

National Beef – Overview

Company Overview

- 4th largest beef processing company in the U.S.
  - 3 processing plants strategically located in Liberal and Dodge City, KS and Brawley, CA
  - Compete with Tyson, Cargill, JBS and numerous small beef packers
- Processes, packages and delivers fresh and frozen beef and beef by-products to customers in the U.S. and internationally
  - Processing: more than 3 million cattle processed annually
  - Consumer Ready: further processing, including portion control, shelf ready and other value-added customer requirements
  - Hide Tanning: wet blue processing tannery in St. Joseph, MO
  - Kansas City Steak: direct to consumer sales
  - Trucking: National Carriers refrigerated trucking and live cattle transportation
- Headquartered in Kansas City, MO

Key Ownership Details

- Date of acquisition: December 2011
- Book Value at 06/30/13: $877.0 MM
- Equity Interest: 79%

Financial Overview

- In 2012, margins were impacted negatively by the Midwest drought, leading to a reduction in number of cattle available for processing
- Completion of hide tanning facility retrofit and customer growth in consumer ready business are expected to contribute positively to 2014 margins

Revenue (1) ($ Bn)



$8.0
$6.0
$4.0
$2.0
$0.0
$5.8
$5.4
$5.8
$6.8
$7.5
2008
2009
2010
2011
2012
FYE August,
FYE Dec.,

Profit from Operations (1, 2) ($ MM)



$400
$300
$200
$100
$0
$196.9
$212.7
$313.3
$324.5
$154.5
2008
2009
2010
2011
2012
FYE August,
FYE Dec.,

(1) Prior to being acquired by Leucadia in December 2011, National Beef's fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012.
(2) Profit from operations is a non-GAAP measure. Profit from operations equals pre-tax income, plus depreciation and amortization expenses and excluding interest expense / (income), net. See page 34 for a reconciliation to GAAP figures.

Leucadia / October 2013 22

National Beef – Industry Trends

US Beef Production and Net Imports

U.S. beef cowherd has been in downward trend for a generation, however due to improvements in genetics and production practices, overall beef supply has actually increased

The U.S. has historically been a net importer of beef. Due to increasing international demand for U.S. beef and a decline of lean beef imports, the U.S. is now a net exporter of beef. This has had a positive impact on industry margins

U.S. Commercial Beef Production vs. Beef Cow Inventory (1) U.S. Net Beef Trade – Net Imports (1)

28 46 3,500

27 44 3,000

26 42 2,500

Production lbs) 25 40 Inventory Heads) lbs) 2,000

38

24 36 1,500

34 1,000

(Billion 22 23 32 Cow Head (Million(Million 500

21 30 0

Commercial 20 28 Beef(500)

(1,000)

1970 1976 1982 1988 1994 2000 2006 2012

1970 1976 1982 1988 1994 2000 2006 2012

Beef Cow Inventory Beef Production

KS Steer Comprehensive Beef Cutout Ratio August 2002 – June 2013 (2)

The cutout ratio is a good proxy for industry profitability and demonstrates the variability of beef processing margins

2.00

1.90

1.80

1.70

1.60

1.50

1.40

1.30

Aug-02 Aug-03 Aug-04 Aug-05 Aug-06 Aug-07 Aug-08 Aug-09 Aug-10 Aug-11 Aug-12 Aug-13 Aug.1.60

(1) Source: USDA.

(2) Cutout ratio is calculated as the USDA National Comprehensive Boxed Beef Cutout divided by the USDA Kansas Weekly Weighted Average Steer Price.

Leucadia / October 2013

National Beef – Recent Developments

Global protein demand is expected to continue current growth trend; growth of middle class in developing countries points to increasing demand for beef

Recent regulatory change in cattle age requirement by Japan has resulted in industry-wide increase in export volume to Japan

Acquired remaining minority interest in Kansas City Steaks, increasing ownership from 75% to 100%

Retrofit of hide tanning facility expected to be completed in early 2014, at which point National Beef will have what is anticipated to be the largest and most efficient tannery in the U.S.

Widespread drought conditions have contributed to a delay in the reversal of the downward trend in U.S beef cow numbers. Fewer cows ultimately result in lower supplies of fed cattle and that has reduced industry-wide beef packing margins and National Beef’s profitability

Leucadia / October 2013

BERKADIA

THE INDUSTRY OF ONE

Leucadia / October 2013

Berkadia – Overview

BERKADIA®
THE INDUSTRY OF ONE®

Company Overview

- Business Activities:
  - Loan originations
  - Investment sales
  - Bridge lending
  - Master / primary servicing
- In December 2012, Berkadia acquired Hendricks & Partners to add investment sales capabilities and deepen borrower relationships in multifamily space
- 3rd largest servicer of commercial real estate loans in the U.S.
- Formerly commercial mortgage operations of Capmark Financial and GMAC

Key Ownership Details

- 50 / 50 joint venture with Berkshire Hathaway
- Date of investment: December 2009
- Book Value at 06/30/13: $188.6 MM
- Equity Interest: 50%
- Leucadia's original investment was $217 million. As of July 15, 2013, cumulative cash distributions to Leucadia have been $191 million, with substantial value going forward

Portfolio Growth

- More than 50% of the servicing portfolio has been added since acquisition
- The U.S. servicing portfolio is currently the largest it has been in its history
- Impending real estate loan maturities in industry should drive significant future loan originations
  - $840 billion of the $1.5 trillion commercial real estate loans outstanding (excluding banks) mature over the next 5 years
  - Multifamily loan maturities increase every year through 2017

Servicing Portfolio – Unpaid Principal Balance [(1)] ($ Bn)



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$220.3
220.3
$197.2
4.8
6.6
185.8
$180.2
9.9
14.6
155.7
$197.1
16.8
53.3
127.0
$257.6
21.7
121.7
114.2
2009
2010
2011
2012
Jul-13
Purchased
Servicer's Servicer
Originations

(1) Shown net of Special Servicing.

Leucadia / October 2013
26

Berkadia – Financial Performance

Loan Originations Pre-Tax Margin

($ Billions)(% of Revenue)

$10.0 $9.5 30%

24%

$8.0 25%

20%

$6.0 $5.2

$4.6 15%

$4.0 9% 10%

10%

$2.0 5%

$0.0 0%

2010 2011 2012 2010 2011 2012

Pre-Tax Income Cash Earnings (1)

($ Millions)($ Millions)

$120 $150 $135

$104

$100 $120 $107

$80

$90

$60 $71

$60

$40 $31 $35

$20 $30

$0 $0

2010 2011 2012 2010 2011 2012

(1) Cash Earnings is a non-GAAP measure. Cash Earnings equals pre-tax income plus depreciation and amortization of mortgage servicing rights (MSR’s), intangible assets, the increase in balance sheet loan loss reserves, less gains attributable to origination of MSR’s. See page 35 for a reconciliation to GAAP figures.

Leucadia / October 2013

Garcadia

Leucadia / October 2013

Garcadia – Overview

Company Overview

- 15th Largest U.S. dealership group
  - 21 dealerships in California, Texas and Iowa
    - 11 domestic brands, 10 foreign
  - 1,800 employees
  - Current group will sell 50,000 units annually
- Joint venture with Ken Garff Automotive Group
  - 85 years in the industry
  - Acts as the dealer principal and provides operating management
- Acquisition strategy:
  - Build geographic clusters in medium to large markets
  - Target medium to high volume stores
  - Focus on profitable, but underperforming dealerships
  - Solve succession issues

Auto Market – Key Market Trends

- Strong pent-up demand
- Average age of vehicle on road – 10.8 years
  - Used vehicle valuations remain strong
- Consumer financing available at pre-recession levels
- Prime and near prime approval levels on the rise
- Number of licensed drivers on the rise

Auto Retail Market Overview

- Large and fragmented market
  - 17,900 dealerships nationwide, $700 billion in annual sales
  - Top 10 groups represent only 8% of market
- Many acquisition opportunities
- Technology changing business
  - Many "old school" processes in existing auto dealerships

Key Ownership Details

- Joint venture with Ken Garff Automotive Group
- Date of initial investment: March 2006
- Operations:
  - Book Value at 06/30/13: $122.2 MM
  - Equity Interest: Interest in dealerships ranges from 65% to 90%

Financial Overview

	FYE December 31,		
($ Millions)	2010	2011	2012
Total Units Sold	20,832	25,483	35,394
# of Dealerships	14	17	18
Garcadia Revenue (1)	$ 639.5	$ 789.4	$ 1,100.8
% Growth	*NA*	*23.4%*	*39.4%*
Garcadia Pre-Tax Income (1)	$ 14.1	$ 22.3	$ 37.4
% Margin	*2.2%*	*2.8%*	*3.4%*
Garcadia Distributions (2)	$ 13.8	$ 16.0	$ 30.4

(1) Represent combined amounts for all Garcadia dealership holdings, not just Leucadia's share.
(2) Represents Leucadia's share of cash distributions and rent paid by Garcadia for land owned by Leucadia.

Leucadia / October 2013 29

Other Businesses

Leucadia / October 2013

Other Businesses

Premier Entertainment

- Hard Rock Hotel & Casino Biloxi, MS – 325 room hotel with 50,000 square feet of gaming
- Currently constructing a 154-room tower addition to hotel
- 06/30/13 LTM Cash Flow from Operating Activities: $26.5 MM

Manufacturing (Conwed Plastics and Idaho Timber)

- 06/30/13 LTM Cash Flow from Operating Activities: $21.4 MM

Conwed Plastics

- A market leader in lightweight oriented and extruded plastic netting
- Partners with customers to customize core technology into innovative solutions

Idaho Timber

- Wood product manufacture and distribution
- Operations in primary milling, clear boards and dimensional lumber remanufacturing

Linkem

- Start-up wireless broadband services provider in Italy

Real Estate / HomeFed

- Residential and commercial U.S. real estate portfolio
- HomeFed is a developer of residential real estate projects

HomeFed Corporation

Leucadia / October 2013

31

Appendix

Leucadia / October 2013

2013 and 2014 Calendar of Fixed Income Investor and Shareholder Meetings

October 10, 2013 – Jefferies Fixed Income Investor Day

March 4, 2014 – Combined Leucadia and Jefferies Investor Discussion recapping 2013 performance and giving a high-level overview of strategies and plans for 2014

May 14, 2014 – Leucadia Annual Shareholder Meeting

August 7, 2014 – Leucadia Investor Day

October 9, 2014 – Jefferies Fixed Income Investor Day

Leucadia / October 2013

National Beef GAAP Reconciliation

FYE August, FYE Dec.,

($ Millions) 2008 2009 2010 2011 2012

Pre-Tax Income (GAAP) $ 127.0 $ 145.1 $ 249.0 $ 261.6 $ 59.0

Interest Expense / (Income), net 33.5 23.2 14.7 11.7 12.4

Depreciation & Amortization 36.4 44.4 49.6 51.2 83.1

Profit from Operations (Non-GAAP) $ 196.9 $ 212.7 $ 313.3 $ 324.5 $ 154.5

Note: Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012.

Leucadia / October 2013

Berkadia GAAP Reconciliation

FYE December 31,

($ Millions) 2010 2011 2012

Pre-Tax Income (GAAP) $ 31.0 $ 34.6 $ 103.8

Amortization, Impairment and Depreciation 88.1 107.5 112.7

Gains Attributable to Origination of MSR's(42.4)(45.2)(93.1)

Loan Loss Reserves and Guarantee Liabilities, net of cash losses 3.1 3.2 18.8

Unrealized (Gains) / Losses; and all other, net(9.1) 7.0(7.7)

Cash Earnings (Non-GAAP) $ 70.7 $ 107.1 $ 134.5

Leucadia / October 2013

Jefferies GAAP Reconciliation

($ Millions)	Fiscal Year Ending November 30,					
	2011			2012		
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Net Revenues	2,549	(73)[(1)]	2,476	2,999	(8)[(5)]	2,990
Compensation and Benefits	1,483	(12)[(2)]	1,471	1,771	(25)[(6)]	1,746
Noncompensation Expenses	643	(8)[(3)]	635	693	(15)[(7)]	679
Total Non-interest Expenses	$ 2,126	$ (20)	$ 2,106	$ 2,464	$ (39)	$ 2,425
Earnings Before Income Taxes	419	(53)	366	492	31	523
Income Tax Expense (Benefit)	133	(0)[(4)]	133	169	11[(8)]	180
Net Earnings	$ 286	$ (53)	$ 234	$ 323	$ 19	$ 343
Net Earnings to Common Shareholders	$ 285	$ (53)	$ 232	$ 282	$ 19	$ 302

(1) In accordance with debt extinguishment accounting under ASC 405 and 470, Jefferies recorded a gain on debt extinguishment of $20.2 million, relating to trading activities in its own long term debt. The 2011 year also includes a bargain purchase gain of $52.5 million resulting from the acquisition of the Bache entities from Prudential recorded in 2011.
(2) In connection with the acquisition of the Bache entities, compensation expense was recognized for 2011 related to 1) severance costs for certain employees of the acquired Bache entities that were terminated subsequent to the acquisition, 2) the amortization of stock awards granted to former Bache employees as replacement awards for previous Prudential stock awards that were forfeited in the acquisition and 3) bonus costs for employees as a result of the completion of the acquisition.
(3) Includes the amortization of intangible assets of $0.7 million recognized during 2011 in connection with the acquisition of the Bache entities as well as expenses (primarily professional fees) totaling $7.1 million related to the acquisition and/or integration of the Bache entities within Jefferies.
(4) A total domestic marginal tax rate of 41.7% was applied. The bargain purchase gain of $52.5 million on the acquisition of Bache is not a taxable item.
(5) Includes a gain on debt extinguishment of $9.9 million in accordance with debt extinguishment accounting relating to trading activities in Jefferies own long term debt and a bargain purchase gain of $3.4 million resulting from the acquisition of Hoare Govett, partially offset by additional interest expense of $4.8 million from subsequent amortization of debt discounts upon reissuance of Jefferies own long-term debt.
(6) Includes compensation expense related to the amortization of retention and stock replacement awards granted in connection with the acquisition of the Bache entities and Hoare Govett and bonus costs for employees as a result of the completion of the Hoare Govett acquisition.
(7) Reflects an impairment charge of $2.9 million on indefinite-lived intangible assets and amortization of intangible assets recognized in connection with the acquisitions of Hoare Govett and the Bache entities, donations to Hurricane Sandy relief of $4.1 million and transaction costs (primarily professional fees) associated with the merger with Leucadia National Corporation of $4.7 million.
(8) Reflects the tax benefit on the additional interest expense, Hoare Govett and Bache related expense items, Hurricane Sandy relief donations and transaction costs associated with the merger with Leucadia at a domestic and foreign marginal tax rate of 42.3% and 24.7%, respectively.

Leucadia / October 2013
36